                    OPPENHEIMER QUEST BALANCED VALUE FUND

                    Supplement dated June 15, 2003 to the
                      Prospectus dated December 23, 2002

The Prospectus is changed as follows:

The paragraph captioned "The Manager's Fees" under the section "How the Fund is Managed" on page 13 is deleted and replaced with the following:

The Manager's Fees.  Under the Investment Advisory Agreement, effective June
      15, 2003, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.85% of the first $1 billion of average annual net assets of the Fund, 0.81% of the next $2 billion, 76% of the next $1 billion, 0.71% of the next $1 billion, 0.65% of the next $1 billion and 0.60% of average annual net assets in excess of $6 billion. Prior to June 15, 2003, the management fee was 0.85% of the first $5 billion of average annual net assets of the Fund, 0.75% of the next $1 billion, 0.65% of the next $1 billion, and 0.60% of average annual net assets in excess of $7 billion. The
      Fund's management fee for its last fiscal year ended October 31, 2002 was 0.85% of average annual net assets for each class of shares.

June 15, 2003                                                 PS0257.024

                OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                 Supplement dated June 15, 2003 to the
                   Prospectus dated December 23, 2002

The Prospectus is changed as follows:

1.    The supplement dated April 16, 2003 is replaced by this
supplement.

2.    The paragraph captioned "The Manager's Fees" under the section
"How the Fund is Managed" on page 13 is deleted and replaced with the following:

The Manager's Fees. Under the investment advisory agreement, effective
      June 15, 2003, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.91% of the first $400 million of average annual net assets of the Fund,
      0.86% of the next $400 million, 0.85% of the next $200 million,
      0.81% of the next 2 billion, 0.70% of the next $1 billion, 0.65%
      of the next $1 billion and 0.60% of average annual net assets in excess of $5 billion. Prior to June 15, 2003, the annual advisory fee rate was: 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, 0.85% of the next $2.2 billion, 0.75% of the next $1 billion and 0.65% of average annual net assets in excess of $4 billion. The Fund's management fee for its last fiscal year ended October 31, 2002 was 0.88% of average annual net assets for each class of shares.

3.    The paragraph captioned "Portfolio Manager" under the section
"How the Fund is Managed" on page 14 is deleted and replaced with the following:

Portfolio Manager. The portfolio manager of the Fund is Francis A.
      LeCates, Jr. He is the person primarily responsible for the day-to-day management of the Fund's portfolio. Mr. LeCates has been with Oppenheimer Capital, the immediate parent company of the Sub-Advisor, for nine years as Managing Director and is its
      Director of Research. Formerly with Donaldson, Lufkin & Jenrette for 18 years, he served in several capacities including head of institutional equity sales, director of research, and as a securities analyst. Mr. LeCates, a Chartered Financial Analyst, is a graduate of Princeton University and holds an MBA in Finance from Harvard Business School.

June 15, 2003                                                 PS0236.023